Oppenheimer 20 th Annual Healthcare Conference November 4, 2009 Exhibit 99.1

Forward Looking Statements
This presentation contains forward-looking statements, including PDL's expectations with respect to its 2009 royalty revenues, expenses, net income, and cash provided by operating activities.
Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Factors that may cause differences between current expectations and actual results include, but are not limited to, the following:
The expected rate of growth in royalty-bearing product sales by PDL's existing licensees;
The relative mix of royalty-bearing products manufactured and sold outside the U.S. versus manufactured or sold in the U.S.;
The ability to receive regulatory approvals to market and launch new royalty-bearing products and whether such products, if launched, will be commercially successful;
Changes in any of the other assumptions on which PDL's projected royalty revenues are based;
The outcome of pending litigation or disputes; and
The failure of licensees to comply with existing license agreements, including any failure to pay royalties due.
Other factors that may cause PDL's actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are discussed in PDL's filings with the SEC, including the "Risk
Factors" sections of its annual and quarterly reports filed with the SEC. Copies of PDL's filings with the SEC may be obtained at the "Investors" section of PDL's website at
www.pdl.com.
PDL expressly disclaims any obligation or
undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in PDL's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future. All forward-looking statements in this presentation are qualified in their entirety by this cautionary statement.

3 Agenda Overview of PDL BioPharma 2009 Guidance & Outlook Optimizing Stockholder Return

PDL - Company Background
PDL pioneered the humanization of monoclonal antibodies
which enabled the discovery of a new generation of targeted
treatments for cancer and immunologic diseases
PDL’s primary assets are its antibody humanization patents
and royalty assets which consist of its Queen et al. patents and license agreements
Licensees consist of large biotechnology and pharmaceutical
companies including Roche/Genentech, Elan/BiogenIDEC,
Wyeth, and Chugai

PDL Mission Manage patent portfolio Manage license agreements Optimize return for shareholders 5

Optimizing Return
Reduce expenses
Reduced staff to less than 10 persons
Relocated to Nevada to eliminate state taxes
Increase revenue
Audit existing licensees
Seek additional licenses
Reviewed monetization alternatives
Sale of some or all of royalties to royalty buyer
Royalty buy out/buy down by one or more of licensees
Securitization or high yield debt - $300 million securitization transaction closed Monday, November 2
Tax structure
No structure could be identified to improve tax efficiencies for federal tax purposes

PDL - Select Licensed Products

Licensee Product Status Indications
Roche (Genentech)
Avastin Approved
Phase 3
Colorectal Cancer
NSCLC
Metastatic Breast Cancer
Gliobastoma
Metastatic Renal Cell Carcinoma
Ovarian cancer
Prostate cancer
Adjuvant settings
Herceptin Approved Metastatic Breast HER2+ Cancer
Lucentis Approved
Phase 3
AMD
RVO
DME
Xolair Approved
Phase 3
Moderate -Severe Asthma
Pediatric Asthma
MedImmune
Synagis Approved Respiratory Syncytial Virus
Elan/BIIB
Tysabri Approved Multiple Sclerosis
Roche/Chugai
Actemra Approved (EU& Japan) Rheumatoid Arthritis
Wyeth
Mylotarg Approved Acute Myeloid Leukemia
Pfizer/J&J Bapineuzumab Phase 3 Alzheimer’s Disease
Lilly
Solanezumab Phase 3 Alzheimer’s Disease

PDL - Select Licensed Products

Licensee Product Status Indications
Roche (Genentech)
Avastin Approved
Phase 3
Colorectal Cancer
NSCLC
Metastatic Breast Cancer
Gliobastoma
Metastatic Renal Cell Carcinoma
Ovarian cancer
Prostate cancer
Adjuvant settings
Herceptin Approved Metastatic Breast HER2+ Cancer
Lucentis Approved
Phase 3
AMD
RVO
DME
Xolair Approved
Phase 3
Moderate -Severe Asthma
Pediatric Asthma
MedImmune
Synagis Approved Respiratory Syncytial Virus
Elan/BIIB
Tysabri Approved Multiple Sclerosis
Roche/Chugai
Actemra Approved (EU& Japan) Rheumatoid Arthritis
Wyeth
Mylotarg Approved Acute Myeloid Leukemia
Pfizer/J&J
Bapineuzumab Phase 3 Alzheimer’s Disease
Lilly
Solanezumab Phase 3 Alzheimer’s Disease
Roche filed a supplemental application for approval for the treatment of gastric cancer in EU

Licensee Product Status Indications
Roche (Genentech)
Avastin Approved
Phase 3
Colorectal Cancer
NSCLC
Metastatic Breast Cancer
Gliobastoma
Metastatic Renal Cell Carcinoma
Ovarian cancer
Prostate cancer
Adjuvant settings
Herceptin Approved Metastatic Breast HER2+ Cancer
Lucentis Approved
Phase 3
AMD
RVO
DME
Xolair Approved
Phase 3
Moderate -Severe Asthma
Pediatric Asthma
MedImmune
Synagis Approved Respiratory Syncytial Virus
Elan
Tysabri Approved Multiple Sclerosis
Roche/Chugai
Actemra Approved (EU& Japan) Rheumatoid Arthritis
Wyeth
Mylotarg Approved Acute Myeloid Leukemia
Wyeth/J&J
Bapineuzumab Phase 3 Alzheimer’s Disease
Lilly`
Solanezumab Phase 3 Alzheimer’s Disease
PDL - Select Licensed Products

A supplemental application for approval for the treatment of pediatric asthma has been scheduled before FDA Advisory Committee on Pulmonary-Allergy Drugs
Advisory Committee on November 18
The FDA began a safety review of Xolair after preliminary data from a long term safety study being conducted by Genentech showed an increased risk of heart attack, abnormal heart rhythm, heart failure and stroke in treated patients - final results from the study are due in 2012

PDL - Select Licensed Products

Licensee Product Status Indications
Roche (Genentech)
Avastin Approved
Phase 3
Colorectal Cancer
NSCLC
Metastatic Breast Cancer
Gliobastoma
Metastatic Renal Cell Carcinoma
Ovarian cancer
Prostate cancer
Adjuvant settings
Herceptin Approved Metastatic Breast HER2+ Cancer
Lucentis Approved
Phase 3
AMD
RVO
DME
Xolair Approved
Phase 3
Moderate
-Severe
Asthma
Pediatric Asthma
MedImmune
Synagis Approved Respiratory Syncytial Virus
Elan/BIIB
Tysabri Approved Multiple Sclerosis
Roche/Chugai
Actemra Approved (EU& Japan) Rheumatoid Arthritis
Wyeth
Mylotarg Approved Acute Myeloid Leukemia
Pfizer/J&J
Bapineuzumab Phase 3 Alzheimer’s Disease
Lilly
Solanezumab Phase 3 Alzheimer’s Disease
Roche forecasts that it will file a supplemental application for approval for the treatment of retinal vein occlusion in 2010 based on positive results from two Phase trials in this patient population

PDL - Select Licensed Products

Licensee Product Status Indications
Roche (Genentech)
Avastin Approved
Phase 3
Colorectal Cancer
NSCLC
Metastatic BreastCancer
Gliobastoma
Metastatic Renal Cell Carcinoma
Ovarian cancer
Prostatecancer
Adjuvant settings
Herceptin Approved
MetastaticBreast HER2+ Cancer
Lucentis Approved
Phase 3
AMD
RVO
DME
Xolair Approved
Phase 3
Moderate-SevereAsthma
Pediatric Asthma
MedImmune
Synagis Approved Respiratory Syncytial Virus
Elan
Tysabri Approved MultipleSclerosis
Roche/Chugai
Actemra Approved (EU& Japan) RheumatoidArthritis
Wyeth
Mylotarg Approved Acute MyeloidLeukemia
Wyeth/J&J
Bapineuzumab Phase 3 Alzheimer’s Disease
Lilly
Solanezumab Phase 3 Alzheimer’s Disease
Roche announced two-year results from a Phase III study, which showed that people with rheumatoid arthritis who received either a 4 mg/kg or 8 mg/kg dose of
Actemra in combination with methotrexate, had no progression of joint damage,
(75% and 83%, respectively, as assessed by radiograph) compared with people who received methotrexate alone (66%)
Roche filed a supplemental application for approval to expand RoActemra’s (EU trade name) label to include slowing progression of joint damage and improvement of physical function
Roche expects a response from FDA by January 2010 on its US application for approval for the treatment of rheumatoid arthritis

PDL - Select Licensed Products

Licensee Product Status Indications
Roche (Genentech)
Avastin Approved
Phase 3
Colorectal Cancer
NSCLC
Metastatic Breast Cancer
Gliobastoma
Metastatic Renal Cell Carcinoma
Ovarian cancer
Prostate cancer
Adjuvant settings
Herceptin Approved Metastatic Breast HER2+ Cancer
Lucentis Approved
Phase 3
AMD
RVO
DME
Xolair Approved
Phase 3
Moderate -Severe Asthma
Pediatric Asthma
MedImmune
Synagis Approved Respiratory Syncytial Virus
Elan/BIIB
Tysabri Approved Multiple Sclerosis
Roche/Chugai
Actemra Approved (EU& Japan) Rheumatoid Arthritis
Wyeth
Mylotarg Approved Acute Myeloid Leukemia
Pfizer/J&J
Bapineuzumab Phase 3 Alzheimer’s Disease
Lilly
Solanezumab Phase 3 Alzheimer’s Disease
EU is reviewing the risks and benefits of Tysabri after reports of 24 cases of PML
Biogen Idec has amended US label to state occurrence of PML in patients treated
24-36 months is similar to 1:1,000 seen in clinical trials.
As of September 2009, BIIB estimates that over 46,000 patients are currently on therapy

PDL Royalties by Product
($ in millions)
$350
$300
$250
$200
$150
$100
$50
$0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009E
Herceptin
Avastin
Lucentis
Synagis
Tysabri
Aggregate
Other

PDL BioPharma™

PDL - Royalty Revenue & Queen et al. Patents
PDL’s revenues consist of royalties generated on sales of licensed products:
Sold before the expiration of the Queen et al. patents, or
Made prior to the expiration of the Queen et al. patents and sold anytime thereafter

14 14
PDL - Legal & Queen et al. Patents
Genentech –
settlement in 2003 upheld validity and enforceability of patents
Multiple product license with tiered fee structure
Option for four additional antigens exercised in 2008
Alexion – settlement in December 2008 upheld validity and enforceability of patents
License for Soliris in exchange for $25 million
Option for additional licenses at 4% royalty
MedImmune – in December 2008, filed declaration of invalidity and non-infringement
MedImmune has paid royalties since 1998; most recently in August 2009
PDL believes that its exercise of its rights under the MedImmune agreement precludes
MedImmune from being entitled to a lower royalty rate
UCB Celltech – in September 2008, notified PDL that it does not intend to pay royalties on sales of Cimzia
In February 2009, US Patent Office declared an interference proceeding between certain claims of Queen et al. patents and pending claims of Adair et al.
UCB Celltech is the assignee of the Adair et al. patent

15 15
PDL - Convertible Notes
$250 million 2.75% convertible subordinated notes due August 2023
Bought back $50 million in open market purchases through 3Q09
Conversion rate is 131.0339 shares per $1,000 face amount ($7.63/share)
• Will adjust in connection with December 2009 dividend
Holders have a put right in August 2010, August 2013, and August 2018
Price as of October 30
th
was 113 vs. stock price of $8.40
$250 million 2.00% convertible senior notes due February 2012
Bought back $22 million in open market purchases through 3Q09
Conversion rate is 94.447 shares per $1,000 face amount ($10.59/share)
• Will adjust in connection with December 2009 dividend
Price as of October 30 was 97 vs. stock price of $8.40

Corporate Governance
Management
John McLaughlin,
President & CEO
Christine Larson,
VP & CFO
Christopher Stone,
VP, General Counsel &
Secretary
Karen Wilson,
VP of Finance
Board of Directors
Fred Frank, Lead Director
Joseph Klein
Jody Lindell
John McLaughlin
Paul Sandman
Harold Selick

17 Agenda Overview of PDL BioPharma 2009 Guidance & Outlook Optimizing Stockholder Return

Previous	Revised
Revenue	$310 - $325 million	$310 - $320 million
Operating Expenses	$20 - $22 million	Unchanged
Net Income after Tax	$200 - $215 million	$187 - $ 195 million
Cash Generated in 2009	$285 - $300 million	$258 - $268 million

PDL BioPharma™

PDL - 2009 Revised Guidance

Revenue guidance is revised down due to slower growth in Avastin, Herceptin and
Tysabri, as well as less ex-US manufacturing which affects PDL’s effective royalty rate
Revised revenue guidance includes royalties received from MedImmune which were
$42 million ($38 million received YTD) not included in previous guidance
Approximately 50% of the expense forecast due to legal and other professional fees
Cash guidance based on anticipated use of $173 million NOL and $20 million tax credit

PDL - Roche/Genentech Royalties

Roche/Genentech manufacturing integration
Close one of the two CHO manufacturing facilities in Vacaville, CA
Avastin
E. coli manufacturing to transfer to Singapore in 2011/12
Lucentis
PDL could see improvement in mix of royalty rates in future years
Product made in US
Net sales up to $1.5 billion 3.0%
Net sales between $1.5 billion and $2.5 billion 2.5%
Net sales between $2.5 billion and $4.0 billion 2.0%
Net sales over $4.0 billion 1.0%
Product made and sold ex-US
All sales 3.0%

20 Agenda Overview of PDL BioPharma 2009 Guidance & Outlook Optimizing Stockholder Return

PDL - Optimizing Stockholder Return
Intend to distribute royalty revenues, net of operating
expenses, debt service and income taxes
Declared dividend of $0.50 per share paid on April 1, 2009
Declared dividend of $0.50 per share paid on October 1, 2009
Continuously evaluating alternatives
Convertible note buyback – gain is taxable but deferrable for 5 years under the American Recovery and Reinvestment Act of
2009
Share repurchases
Sale of all or a portion of royalty assets
Securitization
Priced $300 million securitization on October 27, 2009
Closed transaction on November 2, 2009

$300 Million Securitization Terms
Issuer……………………..... QHP Royalty Sub LLC, Delaware limited liability company, 100% owned by & consolidated with PDL
Security…………………….. 60% of the Genentech royalties in Avastin, Herceptin, Xolair, Lucentis and future licensed products
Principal Amount………… $300 million
Coupon …………………….. 10.25% per annum
Loan Type………………….. Amortizing in relation to 60% of the Five  Year NPV of the Genentech royalties
Loan-to-Value……………… 41.2%
Closing Date……………….. Monday, November 2
Payment Dates…………….. March 15, June 15, September 15, and December 15 beginning on March 15, 2010
Expected Average Life…… 1.9 years based on sales, manufacturing and FX waterfall assumptions
Expected Final Maturity….. December 15, 2012 (3.1 years) based on sales, manufacturing and FX waterfall assumptions – Upon final maturity,
PDL will own the pledged assets without restriction
Legal Maturity……………… March 15, 2015 (coincides with expected duration of royalty payments)
Non-Recourse……………... The obligation to pay debt service is an obligation solely of QHP and is without recourse to any other entity, except to the extent of the pledge of the equity in QHP by PDL
Redemption………………… The Notes have an optional redemption feature which allows QHP to redeem the Notes at any time with payment of a premium. The premium is calculated by the following formula: the greater of (x) the outstanding principal balance of the Notes being redeemed and (y) the present value, discounted at the applicable Treasury Rate plus 2% of such principal payment amounts and interest (assuming the principal balances are amortized at the times and in the amounts set forth in Schedule B to the Indenture) plus, in each case, the accrued and unpaid interest to the redemption date on the Notes that are being redeemed.

60% of 5 Year NPV of Genentech Royalties
Avastin
Treatment of metastatic colorectal cancer, advanced non-small cell lung cancer, HER2- breast cancer, gliobastoma and renal cell carcinoma
2008 worldwide revenues of $4.9Bn and royalties of $75.9MM
Herceptin
Approved for the treatment of HER2+ patients in breast cancer, adjuvant node positive and node negative breast cancer
2008 worldwide revenues of $4.8Bn and royalties of $98.6MM
Lucentis
Treatment of (wet) advanced macular degeneration of the eye
2008 worldwide revenues of $1.8Bn and royalties of $27.8MM
Xolair
Treatment of moderate-to-severe persistent asthma
2008 worldwide revenues of $700MM and royalties of $13.9MM
Future Products
Other humanized antibodies commercialized by Genentech and under license from PDL while the securitization bond is outstanding

Schedule of Next Steps
Monday, November 2
Closed $300 million securitization
Wednesday, November 11
Board of Directors meeting to determine total amount of special dividend, record date and dividend payment date
Thursday, November 12
Announcement of total amount of special dividend, record date and dividend payment date
Record Date (likely early December)
Announcement of actual dividend to be paid on per share basis
Payment Date (in December 2009)

Why Securitization?

Multiple operating strategies were evaluated based on relative IRR & NPV of dividends to stockholders
Securitization increases shareholder return
Allows PDL to leverage time value of money for the benefit of shareholders by returning sizable sum to shareholders now and using 60% of 5 year NPV of Genentech royalties to pay off the principal and interest on the securitization bond in the future
Recourse is limited to 60% of Genentech royalties so maintains upside optionality on total portfolio to PDL & limits some of downside risk
Transaction size allows PDL to continue to pay dividends in the future
Other monetization options proved to be less favorable at this time
PDL had discussions with potential buyers about buying down/out their royalties
Securitization offers more advantageous terms and structure than those offered by potential buyers: once debt is paid, royalties revert to PDL for dividends
We expect that conversations with potential royalty buyers will continue
Securitization does not limit future options
Option to pay off the securitization bond early if necessary for royalty sale or sale of company

Why $300 Million Securitization?
Four Considerations
1. NPV of dividends returned to shareholders through 2015
2. IRR to shareholders over life of the company
3. Effect on 2023 and 2012 Convertible Notes
• Preferred not to trigger early repayment of either set of Notes
• Didn’t want to swap 2.00% - 2.75% money for 10.25% money
4. Control of Patent and License Assets
Optimal Figure
$300 million offered good balance among above considerations
Offered comparable or better NPV & IRR than other securitization /
monetization / status quo alternatives

PDL - Investment Rationale
Strong revenue growth from approved products
Potential for additional indications from existing products
and new product approvals
Significantly reduced expenses with no R&D burn
Return to stockholders
Declared two special cash dividends totaling $1.00 in 2009
Expect to declare a third special cash dividend from a
significant amount of net proceeds of $300 million
securitization payable in December 2009

Xolair
Omalizumab
FOR SUBCUTANEOUS USE

AVASTIN
(bevacizumab)

Herceptin
Trastuzumab
anti-HER2 monoclonal antibody

LUCENTIS
RANIBIZUMAB INJECTION

SYNAGIS
PALIVIZUMAB

TYSABRI
(natalizumab)

MYLOTARG
gemtuzumab ozogamicin for Injection
Rethink first relapse.

PDL BioPharma

28 PDL - PDL BioPharma